Exhibit 24

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th	day of March 2005

/s/ BERNARD W. ARONSON
Bernard W. Aronson

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th	day of March 2005

/s/ JOHN D. CHANDRIS
John D. Chandris

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th	day of March 2005

/s/ ARVID GRUNDEKJOEN
Arvid Grundekjoen

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March 2005

/s/ WILLIAM L. KIMSEY
William L. Kimsey

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 8th day of March 2005

/s/ LAURA LAVIADA
Laura Laviada

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 14th	day of March 2005

/s/ GERT W. MUNTHE
Gert W. Munthe

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th	day of March 2005

/s/ EYAL OFER
Eyal Ofer

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 14th	day of March 2005

/s/ THOMAS J. PRITZKER
Thomas J. Pritzker

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th day of March 2005

/s/ BERNT REITAN
Bernt Reitan

POWER OF ATTORNEY

DIRECTORS OF

ROYAL CARIBBEAN CRUISES LTD.

The undersigned director of Royal Caribbean Cruises Ltd., a Liberian corporation (the “Company”), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the  10th   day of March 2005

/s/ ARNE ALEXANDER WILHELMSEN
Arne Alexander Wilhelmsen